UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2006

Harris Interactive Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27577	16-1538028
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

135 Corporate Woods, Rochester , New York		14623
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-272-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2006, the Company and Leonard R. Bayer, Executive Vice President and Chief Scientist of the Company and a member of the Board of Directors, entered into an amendment to Mr. Bayer's Employment Agreement dated as of July 1, 2003 and previously amended as of January 1, 2005. The amendment, effective as of July 1, 2006, effects the following changes:

- increases his base salary from $318,000 to $330,000 per year;

- increases his target bonus for fiscal year 2006 from $130,000 to $135,000; and

- increases the non-compete payment he is entitled to receive upon a termination of his employment from $600,000 to $660,000, payable in monthly installments of $25,000.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1 - Amendment Number 2 to Employment Agreement between the Company and Leonard R. Bayer, dated as of June 15, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harris Interactive Inc.

June 20, 2006	By:	Ronald E. Salluzzo

Name: Ronald E. Salluzzo
Title: Chief Financial Officer and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment Number 2 to Employment Agreement between the Company and Leonard R. Bayer, dated as of June 15, 2006